Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill
Goodwill

11. Goodwill

The changes in the carrying amount of goodwill were as follows:

Amount
RMB
Balance as of December 31, 2019	12,697
Additions (Note 8)	10,236
Impairment	(12,565)
Translation adjustments	(132)
Balance as of December 31, 2020	10,236
Balance as of December 31, 2021	10,236

The financial performance of Anguo and CC Information Limited in 2020 was significantly below the forecasts at acquisition as their business expansions were delayed due to impact of COVID-19. As such, the Group performed quantitative impairment tests for these reporting units with assistance of an independent valuation firm, and recorded full impairment totaling RMB12.6 million for goodwill of Anguo and CC Information Limited in the year ended December 31, 2020. The Company performed impairment assessment on goodwill in year 2021, no impairment charge was recognized.